Exhibit 99.1

Heinz Enters Agreement to Acquire Foodstar, a Leading Brand Name Producer of Soy Sauces and Fermented Bean Curd, to Accelerate its Growth in China

PITTSBURGH--(BUSINESS WIRE)--June 21, 2010--H.J. Heinz Company (NYSE:HNZ) announced today that it has signed an agreement to acquire Foodstar, a leading manufacturer of soy sauces and fermented bean curd in China, from Transpac Industrial Holdings Ltd., a private equity holding company, and various Transpac Funds. The acquisition of Foodstar would increase Heinz’s annual sales in China to about $300 million and enable Heinz to enter the nation’s fast-growing $2 billion retail soy sauce market.

The purchase price consists of a cash payment at closing of $165 million and an earn-out potentially payable in 2014 based on the performance of the business. The completion of the proposed acquisition is subject to regulatory approval in China and other customary conditions.

Foodstar’s Master Weijixian light premium soy sauce is the leading brand of Weijixian soy sauce in the southern region of China. Foodstar’s Guanghe fermented bean curd, a popular flavor enhancer that is used in cooking, also holds a strong regional market position. Based in Guangzhou, Foodstar has four manufacturing sites and 2,500 employees in China. A new manufacturing facility is being constructed in Shanghai.

“The acquisition of Foodstar gives Heinz a strong growth platform in China’s huge, rapidly growing soy sauce market. Foodstar’s leading brands have strong equity with Chinese consumers and they are a natural fit with our core global capabilities in sauces and condiments,” said Heinz Chairman, President and CEO William R. Johnson. “The acquisition is another important step in our strategy to accelerate growth in dynamic Emerging Markets like China, where Heinz is already well positioned with our growing infant nutrition business and Long Fong, a leading brand of frozen dim sum.”

Mr. Johnson added: “We expect to drive the growth of Foodstar’s brands by leveraging our expertise in innovation, marketing, sales and distribution in China.”

Through the acquisition, Heinz is entering a retail soy sauce market in China that is growing at an annual rate of 7% to 8%. The Weijixian soy sauce segment, where Foodstar’s Master brand is a strong competitor, has grown at a much higher rate than the total soy sauce category.

Heinz already produces ABC®, a leading brand of soy sauces in Indonesia, another key Emerging Market for the Company, and it markets soy sauces such as Amoy® in other markets around the world.

Heinz has been in China, the world’s most populous nation, since the 1980’s, when the Company opened a factory in Guangzhou to produce Heinz infant cereal. Including China, Emerging Markets generated approximately 30% of Heinz’s reported sales growth and 15% of the Company’s total sales in Fiscal 2010, which ended April 28. Heinz expects Emerging Markets to generate as much as 25 percent of sales by 2016.

SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS:

This press release and our other public pronouncements contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by the words “will,” “expects,” “anticipates,” “believes,” “estimates” or similar expressions and include our expectations as to future revenue growth, earnings, capital expenditures and other spending, dividend policy, and planned credit rating, as well as anticipated reductions in spending. These forward-looking statements reflect management’s view of future events and financial performance. These statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond Heinz’s control, and could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ from such statements include, but are not limited to:

  sales, earnings, and volume growth,
  general economic, political, and industry conditions, including those that could impact consumer spending, competitive conditions, which affect, among other things, customer preferences and the pricing of products, production, and energy costs, competition from lower-priced private label brands,

  increases in the cost and restrictions on the availability of raw materials, including agricultural commodities and packaging materials, the ability to increase product prices in response, and the impact on profitability, the ability to identify and anticipate and respond through innovation to consumer trends, the need for product recalls,
  the ability to maintain favorable supplier and customer relationships, and the financial viability of those suppliers and customers, currency valuations and devaluations and interest rate fluctuations, changes in credit ratings, leverage, and economic conditions and the impact of these factors on the cost of borrowing and access to capital markets, our ability to effectuate our strategy, which includes our continued evaluation of potential acquisition opportunities, including strategic acquisitions, joint ventures, divestitures and other initiatives, including our ability to identify, finance and complete these initiatives, and our ability to realize anticipated benefits from them, the ability to successfully complete cost reduction programs and increase productivity, the ability to effectively integrate acquired businesses,
  new products, packaging innovations, and product mix,
  the effectiveness of advertising, marketing, and promotional programs, supply chain efficiency,
  cash flow initiatives,
  risks inherent in litigation, including tax litigation,
  the ability to further penetrate and grow and the risk of doing business in international markets, including our emerging markets, economic or political instability in those markets, and the performance of business in hyperinflationary environments, such as Venezuela, and the uncertain global macroeconomic environment and sovereign debt issues, particularly in Europe, changes in estimates in critical accounting judgments and changes in laws and regulations, including tax laws, the success of tax planning strategies,
  the possibility of increased pension expense and contributions and other people-related costs, the potential adverse impact of natural disasters, such as flooding and crop failures, the ability to implement new information systems and potential disruptions due to failures in information technology systems, with regard to dividends, dividends must be declared by the Board of Directors and will be subject to certain legal requirements being met at the time of declaration, as well as our Board’s view of our anticipated cash needs, and other factors described in “Risk Factors” and “Cautionary Statement Relevant to Forward-Looking Information” in the Company’s Annual Report on Form 10-K for the fiscal year ended April 28, 2010 and reports on Form 10-Q thereafter.

The forward-looking statements are and will be based on management’s then current views and assumptions regarding future events and speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the securities laws.

ABOUT HEINZ: H.J. Heinz Company, offering “Good Food Every Day”™ is one of the world’s leading marketers and producers of healthy, convenient and affordable foods specializing in ketchup, sauces, meals, soups, snacks and infant nutrition. Heinz provides superior quality, taste and nutrition for all eating occasions whether in the home, restaurants, the office or “on-the-go.” Heinz is a global family of leading branded products, including Heinz® Ketchup, sauces, soups, beans, pasta and infant foods (representing over one-third of Heinz’s total sales), Ore-Ida® potato products, Weight Watchers® Smart Ones® entrees, T.G.I. Friday’s® snacks and Plasmon® infant nutrition. Heinz is famous for its iconic brands on six continents, showcased by Heinz® Ketchup, The World’s Favorite Ketchup®.

CONTACT:
H.J. Heinz Company
Media:
Michael Mullen, 412-456-5751
Michael.mullen@us.hjheinz.com
or
Investors:
Margaret Nollen, 412-456-1048